Exhibit A


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                                                            AIRPLANES Group
                                                       Report to Certificateholders
                                                All numbers in US$ unless otherwise stated

Payment Date: 17 April 2001.
Calculation Date: 09 April 2001.

(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Balance on
                                                 Prior Balance        Deposits          Withdrawals            Calculation Date
-------------------------------------------------------------------------------------------------------------------------------
                                                   9-Mar-01                                                         9-Apr-01

Lessee Funded Account                                      0.00               0.00                (0.00)                  0.00
Expense Account (note ii)                          4,861,653.99      12,754,089.92       (16,771,401.20)            844,342.71
Collection Account (note iii)                    188,453,208.97      42,110,138.03       (36,530,891.97)        194,032,455.03
-------------------------------------------------------------------------------------------------------------------------------
 -  Miscellaneous Reserve                         40,000,000.00                                                  40,000,000.00
 -  Maintenance Reserve                           80,000,000.00                                                  80,000,000.00
 -  Security Deposit                              36,467,170.00                                                  36,922,317.00
 -  Other Collections (net of interim
    withdrawals)                                  31,986,038.97                                                  37,110,138.03
-------------------------------------------------------------------------------------------------------------------------------
                                                 193,314,862.96      54,864,227.95       (53,302,293.17)        194,876,797.74
-------------------------------------------------------------------------------------------------------------------------------

(ii) ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
----------------------------------------------------------------------------------
Balance on preceding Calculation Date
  (March 09, 2001)                                 4,861,653.99
Transfer from Collection Account
  (previous Payment Date)                          7,738,346.01
Transfer from Collection Account (interim deposit) 5,000,000.00
Interest Earned during period                         15,743.91
Payments during period between prior Calculation
  Date and the relevant Calculation Date:
  - Payments on previous Payment Date             (7,492,658.19)
  - Other payments                                (9,278,743.01)
                                              -----------------
Balance on relevant Calculation Date
  (April 09, 2001)                                   844,342.71
----------------------------------------------------------------------------------

(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
----------------------------------------------------------------------------------
Balance on preceding Calculation Date
  (March 09, 2001)                               188,453,208.97
Collections during period                         42,080,519.28
Swap receipts (previous Payment Date)                 29,618.75
Transfer to Expense Account (previous
  Payment Date)                                   (7,738,346.01)
Transfer to Expense Account  (interim withdrawal) (5,000,000.00)
Net transfer to Lessee Funded Accounts                     0.00
Aggregate Certificate Payments (previous
  Payment Date)                                  (22,217,256.92)
Swap payments (previous Payment Date)             (1,575,289.04)
                                                ---------------
Balance on relevant Calculation Date
  (April 09, 2001)                               194,032,455.03
----------------------------------------------------------------------------------

===================================================================================================
                          ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
                          Priority of Payments
                      (i) Required Expense Amount                                    10,000,000.00
                     (ii) a) Class A Interest                                         9,729,398.90
                          b) Swap Payments                                            1,917,599.77
                    (iii) First Collection Account Top-up                            60,000,000.00
                     (iv) Minimum Hedge Payment                                         386,900.00
                      (v) Class A Minimum Principal                                           0.00
                     (vi) Class B Interest                                            1,508,711.08
                    (vii) Class B Minimum Principal                                     487,275.15
                   (viii) Class C Interest                                            2,375,979.69
                     (ix) Class D Interest                                            3,580,412.50
                      (x) Second Collection Account Top-up                           56,845,001.00
                     (xi) Class A Principal Adjustment Amount                        48,045,519.65
                    (xii) Class C Scheduled Principal                                         0.00
                   (xiii) Class D Scheduled Principal                                         0.00
                    (xiv) Modification Payments                                               0.00
                     (xv) Soft Bullet Note Step-up Interest                                   0.00
                    (xvi) Class E Minimum Interest                                            0.00
                   (xvii) Supplemental Hedge Payment                                          0.00
                  (xviii) Class B Supplemental Principal                                      0.00
                    (xix) Class A Supplemental Principal                                      0.00
                     (xx) Class D Outstanding Principal                                       0.00
                    (xxi) Class C Outstanding Principal                                       0.00
                   (xxii) Class E Supplemental Interest                                       0.00
                  (xxiii) Class B Outstanding Principal                                       0.00
                   (xxiv) Class A Outstanding Principal                                       0.00
                    (xxv) Class E Accrued Unpaid Interest                                     0.00
                   (xxvi) Class E Outstanding Principal                                       0.00
                  (xxvii) Charitable Trust                                                    0.00
                                                                                -------------------
Total Payments with respect to Payment Date                                         194,876,797.74
      Less Collection Account Top-Ups ((iii) and (x)above)                         (116,845,001.00)
                                                                                -------------------
                                                                                     78,031,796.74
                                                                                ===================

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(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)


Note: Reduction of Reserves On February 20, 2001, the board of directors of Airplanes Limited and the controlling trustees of Airplanes Trust approved a reduction of the miscellaneous reserve amount from $40 million to $Nil as of March 15, 2001. The rating agencies have confirmed that this reduction will not result in a lowering or withdrawal of their ratings of any class of certificates. The $40 million made available from this reduction of the miscellaneous reserve amount will be applied to reduce the outstanding class A principal adjustment amount on April 17, 2001, the first payment date after March 15, 2001.

On March 8, 2001, the board of directors of Airplanes Limited and the controlling trustees of Airplanes Trust further approved a reduction of the maintenance reserve amount from $80 million to $60 million as of March 15, 2001 solely for purposes of the "First Collection Account Top-up". The rating agencies have also confirmed that this reduction will not result in a lowering or withdrawal of their ratings of any class of certificates. This reduction of the maintenance reserve amount for purposes of the "First Collection Account Top-up" will allow an additional $20 million to be applied to pay the minimum hedge payments, class A minimum principal, class B interest, class B minimum principal, class C interest and class D interest. This additional $20 million amount, however, will still be required to be retained by Airplanes Group in the collection account for purposes of the "Second Collection Account Top-up".


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(iv) PAYMENT ON THE CERTIFICATES

------------------------------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES                                           A-6                A-8              A-9            Class B
     --------------------------
     Applicable LIBOR                                                5.16375%           5.16375%         5.16375%           5.16375%
     Applicable Margin                                               0.34000%           0.37500%         0.55000%           0.75000%
     Applicable Interest Rate                                        5.50375%           5.53875%         5.71375%           5.91375%
     Interest Amount Payable                                     2,247,164.52       3,554,031.25     3,928,203.13       1,508,711.08
     Step Up Interest Amount                                             0.00               0.00             0.00               0.00

     Opening Principal Balance                                 445,414,891.11     700,000,000.00   750,000,000.00     278,311,837.25
     Minimum Principal Payment Amount                                    0.00               0.00             0.00         487,275.15
     Adjusted Principal Payment Amount                          48,045,519.65               0.00             0.00               0.00
     Supplemental Principal Payment Amount                               0.00               0.00             0.00               0.00
     Total Principal Distribution Amount                        48,045,519.65               0.00             0.00         487,275.15
     Redemption Amount
      - amount allocable to principal                                    0.00               0.00             0.00               0.00
      - premium allocable to premium                                     0.00               0.00             0.00               0.00
                                                            ------------------------------------------------------------------------
     Outstanding Principal Balance (April 17, 2001)            397,369,371.46     700,000,000.00   750,000,000.00     277,824,562.10
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES                                          Class C            Class D
     -----------------------
     Applicable Interest Rate                                         8.1500%           10.8750%
     Interest Amount Payable                                     2,375,979.69       3,580,412.50

     Opening Principal Balance                                 349,837,500.00     395,080,000.00
     Scheduled Principal Payment Amount                                  0.00               0.00
     Redemption Amount                                                   0.00               0.00
      - amount allocable to principal                                    0.00               0.00
      - amount allocable to premium                                      0.00               0.00
     Actual Pool Factor                                             0.9329000          0.9877000
                                                            -------------------------------------
     Outstanding Principal Balance (April 17, 2001)            349,837,500.00     395,080,000.00
-------------------------------------------------------------------------------------------------

Table of rescheduled Pool Factors                                         n/a                n/a
  in the event of a partial redemption


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(v)  FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
-------------------------------------------------------------------------------------------------------------------------------
                                                                    A-6                A-8              A-9            Class B
     Applicable LIBOR                                          5.02250%           5.02250%         5.02250%           5.02250%
     Applicable Margin                                         0.34000%           0.37500%         0.55000%           0.75000%
     Applicable Interest Rate                                  5.36250%           5.39750%         5.57250%           5.77250%
-------------------------------------------------------------------------------------------------------------------------------

(vi) CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)

------------------------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES

                                                                   A-6                A-8              A-9            Class B

     Opening Principal Amount                                 4,454.15           7,000.00         7,500.00           2,783.12
     Total Principal Payments                                  (480.46)              0.00             0.00              (4.87)
                                                     -------------------------------------------------------------------------
     Closing Outstanding Principal Balance                    3,973.69           7,000.00         7,500.00           2,778.25

     Total Interest                                              22.47              35.54            39.28              15.09
     Total Premium                                                0.00               0.00             0.00               0.00
------------------------------------------------------------------------------------------------------------------------------


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(b)  FIXED RATE CERTIFICATES
                                                               Class C            Class D

     Opening Principal Amount                                 3,498.38           3,950.80
     Total Principal Payments                                     0.00               0.00
                                                     -------------------------------------
     Outstanding Principal Balance                            3,498.38           3,950.80

     Total Interest                                              23.76              35.80
     Total Premium                                                0.00               0.00
------------------------------------------------------------------------------------------
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